UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2006

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 15, 2006, executive officers of Lionbridge received cash bonuses in accordance with the provisions of the Company's 2005 Management Incentive Plan ("MIP"), all of which were approved by the Company’s Nominating and Compensation Committee. Pursuant to the terms of the MIP, executive officers of Lionbridge are eligible to cash awards based on three equally weighted components, multiplied by a percent of such executive officer’s base salary: Company attainment of pre-established revenue goals for 2005; Company attainment of pre-established profitability goals; and individual achievement of performance targets and objectives for 2005 for the business or function for which the participant was responsible. Cash bonuses were paid to each executive officer with respect to the achievement of a portion of the component of the plan rewarding individual achievement of performance targets and objectives for 2005; the Company did not achieve the threshold level of performance required for payout under the revenue or profitability components of the plan for 2005 for executive officers. The calculation of the bonus paid to each executive officer was made at 20% of such executive officer’s bonus target for 2005. Bonus amounts paid to executive officers under the MIP for 2005 performance are as follows:

Rory Cowan, Chief Executive Officer:
Target Bonus (as a percent of base salary) – 75%
Target Bonus Potential -- $330,000
Actual 2005 MIP Award (20% of Target Bonus Amount) -- $66,000

Stephen J. Lifshatz, Chief Financial Officer:
Target Bonus (as a percent of base salary) – 50%
Target Bonus Potential -- $125,000
Actual 2005 MIP Award (20% of Target Bonus Amount) -- $25,000

Satish Maripuri, Chief Operating Officer:
Target Bonus (as a percent of base salary) – 50%
Target Bonus Potential -- $115,000
Actual 2005 MIP Award (20% of Target Bonus Amount) -- $23,000

Paula Shannon, Chief Sales Officer:
Target Bonus (as a percent of base salary) – 50%
Target Bonus Potential -- $100,000
Actual 2005 MIP Award (20% of Target Bonus Amount) -- $20,000

Henri Broekmate, Senior Vice President:
Target Bonus (as a percent of base salary) – 45%
Target Bonus Potential -- $90,000
Actual 2005 MIP Award (20% of Target Bonus Amount) -- $18,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

March 21, 2006	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: Vice President, General Counsel and Secretary